EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Applebee's International, Inc. (the "Company") on Form 10-Q for the quarterly period ended April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    May 2, 2007                    By:   /s/ David L. Goebel
      -------------------------            -------------------------------------
                                           David L. Goebel
                                           President and Chief Executive Officer




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Applebee's International, Inc. (the "Company") on Form 10-Q for the quarterly period ended April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    May 2, 2007                    By:   /s/ Steven K. Lumpkin
      -------------------------            -------------------------------------
                                           Steven K. Lumpkin
                                           Executive Vice President and
                                           Chief Financial and Strategy Officer